UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2014

VERITEQ CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-26020	43-1641533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 CONGRESS PARK DRIVE, SUITE 200 DELRAY BEACH, FLORIDA	33445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-846-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 13, 2014, the board of directors (the “Board”) of VeriTeQ Corporation (the “Company”) concluded that the previously issued audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (the “Original 10-K”) and the unaudited condensed consolidated financial statements contained in the Company’s Quarterly Report on Form 10-Q for the three-months ended March 31, 2014 (the “Original 10-Q”) should no longer be relied upon because of errors in those financial statements relating to the Company’s accounting for the embedded conversion option contained in convertible notes that were issued on November 13, 2013.

On November 13, 2013, the Company entered into a financing transaction, which included convertible notes in the principal amount of $1,816,667. The notes are convertible into shares of the Company’s common stock at an initial exercise price of $0.75 per share. The notes provided for the initial conversion price to be reset to lower amounts in the event the Company issues its common stock or is deemed to have issued its common stock at a price below the conversion price in effect at that time. This provision results in what is referred to as an embedded derivative and should have been bifurcated and a liability recorded for the embedded derivative at fair value upon the issuance of the notes and on December 31, 2013 in the Original 10-K and on March 31, 2014 in the Original 10-Q. This oversight resulted in an understatement of the non-cash embedded derivative liability of $3.1 million and $2.1 million at December 31, 2013 and March 31, 2014, respectively. Accordingly, we are restating our previously filed financial statements to reflect the fair value of this embedded derivative as a current liability on our consolidated balance sheets at December 31, 2013 and March 31, 2014 and to reflect the initial fair value and change in the fair value from November 13, 2013 to December 31, 2013 and from December 31, 2013 to March 31, 2014 in our financial statements as presented below. We are also restating certain unaudited pro forma results related to a business combination for the year ended December 31, 2013. The correction of the error did not impact any assets.

The effect of the restatement on each of our financial statements at and as of December 31, 2013 and for the period from December 14, 2011 (Inception) to December 31, 2013 and at and as of March 31, 2014 and for the period from December 14, 2011 (Inception) to March 31, 2014, as well as certain unaudited pro forma information for the year ended December 31, 2013 is as follows:

Consolidated Balance Sheets Data

(in thousands)

	As Previously Reported December 31,	As Restated December 31,
	2013	2013
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Liabilities for conversion option of the convertible notes	$—	$3,124
Total current liabilities	$4,250	$7,374
Total liabilities	$19,229	$22,353
Accumulated deficit during the development stage	$(16,700)	$(19,824)
Total stockholders’ deficit	$(11,010)	$(14,143)

Consolidated Statements of Operations Data

 (in thousands, except per share data)

	For the Year Ended December 31, 2013 As Previously Reported	For the Year Ended December 31, 2013 As Restated
Other expense	$4,164	$4,527
Interest expense	$4,335	$7,096
Loss before income taxes	$(15,077)	$(18,201)
Net loss	$(15,077)	$(18,201)
Net loss per common share — basic and diluted	$(1.75)	$(2.11)

	For the Period from December 14, 2011 (Inception to December 31, 2013 As Previously Reported	For the Period from December 14, 2011 (Inception) to December 31, 2013 as Restated
Other expense	$4,164	$4,527
Interest expense	$4,468	$7,229
Loss before income taxes	$(17,500)	$(20,624)
Net loss	$(16,700)	$(19,824)

Consolidated Statements of Comprehensive Loss Data

 (in thousands)

	Year Ended December 31,
	2013 As Previously Reported	2013 As Restated
Net loss	$(15,077)	$(18,201)
Comprehensive loss	$(15,077)	$(18,201)

	From December 14, 2011 (Inception) to December 31, 2013 As Previously Reported	From December 14, 2011 (Inception) to December 31, 2013 As Restated
Net loss	$(16,700)	$(19,824)
Comprehensive loss	$(16,700)	$(19,824)

Consolidated Statement of Changes in Stockholders’ Deficit Data

(in thousands)

	As Previously Reported	As Restated
Net loss for the year ended December 31,2013	$(15,077)	$(18,201)
Accumulated deficit at December 31, 2013	$(16,700)	$(19,824)
Total stockholders’ deficit at December 31, 2013	$(11,010)	$(14,134)

Consolidated Statements of Cash Flows Data

(in thousands)

	For the Year Ended December 31, 2013 As Previously Reported	For the Year Ended December 31, 2013 As Restated
Cash flows from operating activities:
Net loss	$(15,077)	$(18,201)
Adjustments to reconcile net loss to net cash used in operating activities:
Non-cash interest expense	$3,873	$6,634
Change in fair value of conversion option of the convertible notes	$—	$363

	For the Period from December 14, 2011 (Inception) to December 31, 2013 As Previously Reported	For the Period from December 14, 2011 (Inception) to December 31, 2013 As Restated

Cash flows from operating activities:
Net loss	$(16,700)	$(19,824)
Adjustments to reconcile net loss to net cash used in operating activities:
Non-cash interest expense	$3,991	$6,752
Change in fair value of conversion option of the convertible notes	$—	$363

Pro Forma Information

Unaudited pro forma results of operations for the year ended December 31, 2013 as originally reported and as restated is presented below.

(In thousands, except per share amounts)	Year Ended December 31, 2013 As Previously Reported	Year Ended December 31, 2013 As Restated
Net loss	$(15,453)	$(18,577)
Net loss per common share – basic and diluted	$(1.69)	$(2.03)

Unaudited Condensed Consolidated Balance Sheets Data

(in thousands)

	As Previously Reported March 31,	As Restated March 31,
	2014	2014
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Liabilities for conversion option of the convertible notes	$—	$2,054
Total current liabilities	$5,866	$7,920
Total liabilities	$15,190	$17,244
Accumulated deficit during the development stage	$(13,145)	$(15,199)
Total stockholders’ deficit	$(7,212)	$(9,266)

Unaudited Condensed Consolidated Statements of Operations Data

 (in thousands, except per share data)

	For the Three-Months Ended March 31, 2014 As Previously Reported	For the Three-Months Ended March 31, 2014 As Restated

Change in value of conversion option of the convertible notes	$—	$1,070
Total other income (expense)	$5,038	$6,108
Income before income taxes	$3,555	$4,625
Net income	$3,555	$4,625
Net income per common share — basic	$0.37	$0.48
Net income per common share — diluted	$0.09	$0.17

	For the Period from December 14, 2011 (Inception to March 31, 2014 As Previously Reported	For the Period from December 14, 2011 (Inception) to March 31, 2014 As Restated

Change in value of conversion option of the convertible notes	$—	$707
Interest expense	$(4,929)	$(7,690)
Total other income (expense)	$(3,594)	$(5,648)
Loss before income taxes	$(13,945)	$(15,999)
Net loss	$(13,145)	$(15,199)

Unaudited Condensed Consolidated Statements of Comprehensive Income (Loss) Data

 (in thousands)

	Three-Months Ended March 31,
	2014 As Previously Reported	2014 As Restated
Net income (loss)	$3,555	$4,625
Comprehensive income (loss)	$3,555	$4,625

	From December 14, 2011 (Inception) to March 31, 2014 As Previously Reported	From December 14, 2011 (Inception) to March 31, 2014 As Restated
Net loss	$(13,145)	$(15,199)
Comprehensive loss	$(13,145)	$(15,199)

Unaudited Condensed Consolidated Statement of Changes in Stockholders’ Deficit Data

(in thousands)

	As Previously Reported	As Restated
Net income (loss) for the three-months ended March 31,2014	$3,555	$4,625
Accumulated deficit at March 31, 2014	$(13,145)	$(15,199)
Total Stockholders’ deficit at March 31, 2014	$(7,212)	$(9,266)

Unaudited Condensed Consolidated Statements of Cash Flows Data

(in thousands)

	For the Three-Months Ended March 31, 2014 As Previously Reported	For the Three-Months Ended March 31, 2014 As Restated
Cash flows from operating activities:
Net income (loss)	$3,555	$4,625
Adjustments to reconcile net loss to net cash used in operating activities:
Change in fair value of conversion option of the convertible notes	$—	$(1,070)

	For the Period from December 14, 2011 (Inception) to March 31, 2014 As Previously Reported	For the Period from December 14, 2011 (Inception) to March 31, 2014 As Restated

Cash flows from operating activities:
Net loss	$(13,145)	$(15,199)
Adjustments to reconcile net loss to net cash used in operating activities:
Non-cash interest expense	$4,445	$7,206
Change in fair value of conversion option of the convertible notes	$—	$(707)

The Company plans to file an amended Annual Report on Form 10-K for the year ended December 31, 2013 and an amended Quarterly Report on Form 10-Q for the three-months ended March 31, 2014 to include the audited consolidated financial statements for the year ended December 31, 2013 and for the period from December 14, 2011 (Inception) to December 31, 2013 and the unaudited condensed consolidated financial statements for the three-months ended March 31, 2014 and the period from December 31, 2011 (Inception) to March 31, 2014 and related disclosures reflecting the correction of the errors described above and their related effects as soon as practicable.

The Board and the Company’s management have discussed the matters in this Current Report on Form 8-K with its independent registered public accounting firm, EisnerAmper LLP.

Cautionary Note Regarding Forward-Looking Statements

Information contained in this Current Report on Form 8-K, other than historical information, may be considered “forward-looking statements.” Forward-looking statements involve known and unknown risks, assumptions, uncertainties, and other factors. Statements made in the future tense, and statements using words such as “anticipates,” “will,” “plans,” “may,” “can,” “could,” “should,” “believe,” “think” or similar expressions are intended to identify forward-looking statements, including statements about the Company’s expectations in regard to the impact the errors described above will have on its audited financial statements for the year ended December 31, 2013 and unaudited condensed consolidated financial statements for the three-months ended March 31, 2014, the anticipated filing of the Amended 10-K and Amended 10-Q, and the filing of its Quarterly Report on Form 10-Q for the three and six-months ended June 2014. Forward-looking statements are not a guarantee of performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and are beyond the Company’s control, and which risks and uncertainties have been described in greater detail in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and therefore should be carefully considered. Factors that could cause or contribute to such differences include: the review of the Company’s accounting, accounting policies and internal control over financial reporting; the preparation of and the audit or review, as applicable, of the Original 10-K and Original 10-Q, the Amended 10-K and Amended10-Q, and 10-Q and the Company’s other filings with the Securities and Exchange Commission; and the subsequent discovery of additional adjustments to the Company’s previously issued financial statements. Actual events or results may differ materially from the Company’s expectations. In addition, the Company’s financial results and stock price may suffer as a result of this review and any subsequent determinations from this process or any actions taken by governmental or other regulatory bodies as a result of this process. The Company cautions you not to place undue reliance on the forward-looking statements, which speak only as of the date of this Report or an earlier date as may be indicated. The Company disclaims any obligation to update any of these forward-looking statements as a result of new information, future events, or otherwise, except as expressly required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2014

	By:	/s/ Michael E. Krawitz
Michael E. Krawitz
Title: Chief Legal and Financial Officer